Exhibit 99.1

IAC Announces Proposed Private Offerings of Exchangeable Senior Notes

NEW YORK – May 20, 2019 – IAC/InterActiveCorp (NASDAQ: IAC) (“IAC”) today announced that (1) its wholly owned subsidiary, IAC FinanceCo 2, Inc. (“FinanceCo 2”), intends to offer, subject to market and other considerations, $500,000,000 aggregate principal amount of its Exchangeable Senior Notes due 2026 (the “FinanceCo 2 Exchangeable Notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”) and (2) its wholly owned subsidiary, IAC FinanceCo 3, Inc. (“FinanceCo 3”, and together with FinanceCo 2, the “Issuers”), intends to offer, subject to market and other considerations, $500,000,000 aggregate principal amount of its Exchangeable Senior Notes due 2030 (the “FinanceCo 3 Exchangeable Notes”, and together with the FinanceCo 2 Exchangeable Notes, the “Notes”) in a private placement under the Securities Act.  The FinanceCo 2 Exchangeable Notes will be general unsecured obligations of FinanceCo 2, and the FinanceCo 3 Exchangeable Notes will be general unsecured obligations of FinanceCo 3.  The Notes will be guaranteed by IAC.  Subject to the satisfaction of certain conditions and during certain periods, holders of the FinanceCo 2 Exchangeable Notes and holders of the FinanceCo 3 Exchangeable Notes may opt to exchange such Notes, as applicable, for, at the applicable Issuer’s election, (i) cash, (ii) Common Stock, par value $0.001, of IAC (“IAC Common Stock”) or (iii) a combination thereof.  The interest rate, exchange rate and other terms of the Notes, as applicable, will be determined at the time of the pricing of each applicable offering.

FinanceCo 2 and FinanceCo 3 each intend to grant to the initial purchasers of the FinanceCo 2 Exchangeable Notes and the FinanceCo 3 Exchangeable Notes, respectively, an option to purchase, within a 13-day period beginning on, and including, the date such Issuer first issues the applicable Notes, up to an additional $75,000,000 aggregate principal amount of the FinanceCo 2 Exchangeable Notes and up to an additional $75,000,000 aggregate principal amount of the FinanceCo 3 Exchangeable Notes, in each case solely to cover over-allotments.

IAC intends to cause each Issuer to use a portion of the net proceeds of each applicable offering to pay the premium on the applicable exchangeable note hedge transactions described below, with the remainder of the net proceeds to be used for general corporate purposes, including lending to IAC.

In connection with the pricing of the Notes, each Issuer expects to enter into privately negotiated exchangeable note hedge transactions with one or more of the applicable initial purchasers or their respective affiliates (the “option counterparties”).  The exchangeable note hedge transactions will cover, subject to customary anti-dilution and other adjustments substantially similar to those applicable to the respective Notes, the number of shares of IAC Common Stock underlying the Notes, as applicable, and will have a strike price corresponding to the applicable exchange price of the respective Notes.  The exchangeable note hedge transactions are expected to reduce the potential dilutive effect on IAC Common Stock upon any exchange of the Notes, as applicable, and/or offset any cash payments each applicable Issuer is required to make in excess of the principal amount of the applicable exchanged Notes, as the case may be, in the event that the market price per share of IAC Common Stock is greater than the strike price of the exchangeable note hedge transactions.

Concurrently with each Issuer’s entry into the exchangeable note hedge transactions, IAC expects to enter into warrant transactions with the applicable option counterparties whereby IAC will sell to such option counterparties warrants to purchase, subject to customary anti-dilution and other adjustments, up to the same number of shares of IAC Common Stock.  These warrant transactions could separately have a dilutive effect on IAC Common Stock to the extent that the market price per share of IAC Common Stock (as measured over the measurement period at the maturity of the warrants) exceeds the applicable strike price of the warrants.  If the initial purchasers of the FinanceCo 2 Exchangeable Notes and/or the FinanceCo 3 Exchangeable Notes  exercise their over-allotment option to purchase additional FinanceCo 2 Exchangeable Notes and/or the FinanceCo 3 Exchangeable Notes, FinanceCo 2 and FinanceCo 3, as applicable, expect to enter into additional exchangeable note hedge transactions with the applicable option counterparties, and IAC expects to enter into additional warrant transactions with the applicable option counterparties.

In connection with establishing their initial hedge of the relevant exchangeable note hedge and warrant transactions, the Issuers and IAC understand that the applicable option counterparties or their respective affiliates with respect to the applicable Notes expect to enter into various derivative transactions with respect to IAC Common Stock and/or purchase IAC Common Stock in secondary market transactions concurrently with or shortly after the pricing of the applicable Notes.  This activity could increase (or reduce the size of any decrease in) the market price of IAC Common Stock or the Notes, as applicable, at that time.

In addition, the Issuers and IAC understand that the option counterparties or their respective affiliates with respect to each of the Notes may modify their hedge positions by entering into or unwinding various derivatives with respect to IAC Common Stock and/or purchasing or selling IAC Common Stock or other securities of either Issuer or of IAC in secondary market transactions following the pricing of the applicable Notes and prior to the maturity of the applicable Notes (and are likely to do so during any observation period related to an exchange of the applicable Notes or upon any redemption or repurchase of the applicable notes by the relevant Issuer (whether upon a Fundamental Change (as defined in the indenture governing the applicable Notes) or otherwise)).  This activity could also cause or avoid an increase or a decrease in the market price of IAC Common Stock or the applicable Notes, which could affect holders’ ability to exchange the applicable Notes and, to the extent the activity occurs during any observation period related to an exchange of the applicable Notes, it could affect the number of shares and value of the consideration that a holder will receive upon exchange of the applicable Notes.

The offering of each of the FinanceCo 2 Exchangeable Notes and the FinanceCo 3 Exchangeable Notes is being made to persons who are both qualified institutional buyers pursuant to Rule 144A under the Securities Act and qualified purchasers for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended.  Neither the Notes nor any of the shares of IAC Common Stock issuable upon exchange of any Notes have been, and the Notes are not expected to be, registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The resale of any shares of IAC Common Stock issuable upon exchange of the applicable Notes is expected to be registered on a shelf registration statement on or prior to the 181st day after the closing of each offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to the proposed offering of the FinanceCo 2 Exchangeable Notes and the proposed offering of the FinanceCo 3 Exchangeable Notes.  These forward-looking statements are based on IAC management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in IAC’s filings with the U.S. Securities and Exchange Commission, including IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.  In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate.  Accordingly, you should not place undue reliance on these forward-looking statements.  Forward-looking statements speak only as of the date they are made and IAC does not intend, and undertakes no obligation, to update any forward-looking statement, except as required by applicable law.

About IAC

IAC (NASDAQ: IAC) builds companies.  We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands.  From the single seed that started as IAC over two decades ago have emerged 10 public companies and generations of exceptional leaders.  We will always evolve, but our basic principles of financially-disciplined opportunism will never change.  IAC today operates Vimeo and Dotdash, among many others, and also has majority ownership of both Match Group, which includes Tinder, Match, PlentyOfFish, and OkCupid, and ANGI Homeservices, which includes HomeAdvisor, Angie’s List and Handy.  The Company is headquartered in New York City and has business operations and satellite offices worldwide.

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